UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number 811-22328
Columbia Seligman Premium Technology Growth Fund, Inc.
(Exact name of registrant as specified in charter)
50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
(Address of principal executive offices)          (Zip code)
Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and address of agent for service)
Registrant’s telephone number, including area code: (612) 671-1947
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010

Item 1.	Reports to Stockholders.
Annual Report

Annual Report

Columbia Seligman
Premium Technology Growth Fund
(formerly known as Seligman Premium Technology Growth Fund)

Annual Report for the Period Ended
December 31, 2010

Columbia Seligman Premium Technology Growth Fund seeks growth of capital and current income.

 Not FDIC insured - No bank guarantee - May lose value

Under the Fund’s managed distribution policy and subject to the approval of the Fund’s Board of Directors (the Board), the Fund expects to make quarterly cash distributions (in November, February, May, and August) to Common Stockholders. The Fund’s most recent distribution (February 2011) amounted to $0.4625 per share, which is equal to a quarterly rate of 2.3125% (9.25% annualized) of the $20.00 offering price in the Fund’s initial public offering in November 2009. You should not draw any conclusions about the Fund’s investment performance from the amount of the distribution or from the terms of the Fund’s distribution policy. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The Fund’s Board of Directors may determine in the future that the Fund’s managed distribution policy and the amount or timing of the distributions should not be continued in light of changes in the Fund’s portfolio holdings, market or other conditions or factors, including that the distribution rate under such policy may not be dependent upon the amount of the Fund’s earned income or realized capital gains. The Board could also consider amending or terminating the current distribution policy because of potential adverse tax consequences associated with maintaining the policy. In certain situations, returns of capital could be taxable for federal income tax purposes, and all or a portion of the Fund’s capital loss carryforwards from prior years, if any, could effectively be forfeited. The Board may amend or terminate the Fund’s distribution policy at any time without prior notice to Fund stockholders; any such change or termination may have an adverse effect on the market price of the Fund’s shares.

See Notes to Financial Statements for additional information related to the Fund’s managed distribution policy.

Letter to Stockholders

Dear Stockholders,

We are pleased to present the annual stockholder report for Columbia Seligman Premium Technology Growth Fund (the Fund). (The Fund, which was formerly known as Seligman Premium Technology Growth Fund, was renamed effective Sept. 27, 2010.) The report includes the Fund’s investment results, a discussion with the Fund’s portfolio managers, and a portfolio of investment and financial statements as of Dec. 31, 2010.

The Fund’s Common Stock gained 13.29% based on net asset value, and 5.50% based on market price, for the 12 months ended Dec. 31, 2010. The Fund outperformed its benchmark, the S&P North American Technology Sector Index, which increased 12.65% during the same period.

During 2010, the Fund paid four distributions that aggregated $1.85 per share. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to make periodic distributions of long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board, the Fund adopted the current managed distribution policy which allows the Fund to make periodic distributions of long-term capital gains. Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former distribution policy and consistent with the Investment Company Act of 1940, as amended, the Fund could not distribute long-term capital gains more often than once in any one taxable year. Unless you elected otherwise, distributions were paid in additional shares of the Fund.

On behalf of the Board, we would like to thank you for your support of Columbia Seligman Premium Technology Growth Fund.

Stephen R. Lewis
Chairman of the Board

For more information, go online to columbiamanagement.com; or call American Stock Transfer & Trust Company, LLC, the Fund’s Stockholder Servicing Agent, at 800.937.5449. Customer Service Representatives are available to answer your questions Monday through Friday from 9 a.m. to 5 p.m. Eastern time.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Your Fund at a Glance	3
Manager Commentary	5
Portfolio of Investments	11
Statement of Assets and Liabilities	17
Statement of Operations	18
Statements of Changes in Net Investment Assets	19
Financial Highlights	20
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	43
Federal Income Tax Information	45
Board Members and Officers	46
Proxy Voting	52

2  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Your Fund at a Glance

FUND SUMMARY

>	Columbia Seligman Premium Technology Growth Fund (the Fund) common stock gained 13.29% based on net asset value, and 5.50% based on market price, for the 12 months ended Dec. 31, 2010.

>	The Fund outperformed its benchmark, the Standard & Poor’s North American Technology Sector Index (S&P NATS Index), which increased 12.65% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2010)

Since
	1 year	inception
Columbia Seligman Premium Technology Growth Fund
Net Asset Value	+13.29%	+16.52	%(a)

Market Price	+5.50%	+4.98	%(b)

S&P NATS Index(1) (unmanaged)	+12.65%	+18.04	%(c)

(a)	Since inception total return for net asset value (NAV) is from the opening of business on Nov. 30, 2009 and includes the 4.50% initial sales load. The NAV price per share of the Fund’s Common Stock at inception was $19.10.

(b)	Since inception total return for market price is based on the initial offering price on Nov. 24, 2009, which was $20.00 per share.

(c)	Index data is from Nov. 30, 2009.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting columbiamanagement.com.

Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Returns do not reflect the deduction of taxes that investors may pay on distributions or the sale of shares.

(1)	The S&P NATS Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks. The index reflects reinvestment of all distributions and changes in market prices. The index does not reflect the effects of sales charges, expenses and taxes. It is not possible to invest directly in an index.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  3

Your Fund at a Glance (continued)

PRICE PER SHARE

	Dec. 31, 2010	Sept. 30, 2010	June 30, 2010	March 31, 2010
Market Price	$19.13	$18.82	$18.10	$19.77

Net Asset Value	20.45	19.05	17.06	19.67

DISTRIBUTIONS PAID PER COMMON SHARE

Payable date	Per share amount
Jan. 27, 2010	$0.4625

May. 26, 2010	0.4625

Aug. 25, 2010	0.4625

Nov. 23, 2010	0.4625

The net asset value of the Fund’s shares may not always correspond to the market price of such shares. Common stock of many closed-end funds frequently trade at a discount from their net asset value. The Fund is subject to stock market risk, which is the risk that stock prices overall will decline over short or long periods, adversely affecting the value of an investment in the Fund.

4  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Manager Commentary

Effective Sept. 27, 2010, Seligman Premium Technology Growth Fund was renamed Columbia Seligman Premium Technology Growth Fund.

Dear Shareholder,

Columbia Seligman Premium Technology Growth Fund (the Fund) Common Stock gained 13.29% based on net asset value, and 5.50%, based on market price, for the fiscal year ended Dec. 31, 2010. The Fund outperformed its benchmark, the Standard & Poor’s North American Technology Sector Index (S&P NATS Index), which gained 12.65% during the same 12-month period.

Significant performance factors
Equity markets, overall, performed well in 2010. Small and mid-cap stocks broadly outperformed larger cap indices and that certainly was true within the technology market. Many of the largest technology companies were either flat or underperformed in 2010. The strongest performing technology names tended to be small and mid-cap companies. Generally speaking, e-commerce-related internet companies outperformed advertising-related internet companies.

2010 also gave way to a merger wave within the smaller-cap segment of the technology market. Acquisitions of smaller-cap companies are more financeable, as many U.S. technology companies have large percentages

SECTOR BREAKDOWN(1) (at Dec. 31, 2010)

Consumer Discretionary	0.9%

Health Care	2.7%

Industrials	2.5%

Information Technology	91.3%

Telecommunication Services	0.4%

Other(2)	2.2%

(1)	Sectors can be comprised of several industries. Please refer to the section entitled “Portfolio of Investments” for a complete listing.

Percentages indicated are based upon total investments. The Fund’s composition is subject to change.

(2)	Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  5

Manager Commentary (continued)

of their cash offshore, which can constrain their ability to finance larger-scale purchases. The storage segment, in particular, witnessed several small- to mid-size acquisitions. The Fund benefitted significantly from the acquisition of McAfee by Intel at a significant premium during the year.

In general, the strongest performing stocks in 2010 were of faster growing companies that were trading at expensive multiples. The Fund didn’t own very many of these stocks as they were almost all companies that were either mid-cap companies or larger cap companies with small floats. Strong stock selection, overall, enabled the Fund to outperform the S&P NATS Index during the year. The Fund’s call option writing strategy also detracted slightly from returns over the period, as expected given the strong market in technology and technology-related stocks. The call option writing strategy is designed to provide income and cushion downside volatility but will limit upside return in strong markets. Tactical moves within the strategy added to the Fund’s total return over the 12-month period.

Changes to the Fund’s portfolio
Software continued to be the Fund’s largest weighting (and a significant overweighting, relative to the S&P NATS Index) in 2010. Check Point

TOP TEN HOLDINGS(1) (at Dec. 31, 2010)

Synopsys, Inc.	7.2%

BMC Software, Inc.	5.9%

Microsoft Corp.	5.5%

Symantec Corp.	5.2%

Apple, Inc.	5.0%

Amdocs Ltd.	4.7%

Oracle Corp.	4.2%

QUALCOMM, Inc.	4.1%

Hewlett-Packard Co.	4.1%

Intel Corp.	3.9%

(1)	Percentages indicated are based upon total investments (excluding Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

6  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Software Technologies, which is an Israeli security software and security appliance hardware company, had a terrific year and the stock did well for the Fund. Apple and Oracle also delivered sizable gains for the Fund. Oracle’s strength in their database and applications software businesses, as well as the turnaround in profitability that they were able to engineer in the acquisition of Sun Microsystems, drove its stock price higher. Another name that did very well for the Fund this year was Nuance Communications, the world’s leading company in speech recognition technology. Parametric Technology, a mechanical design software company, had a terrific year in terms of revenue and earnings growth and its stock followed suit. BMC Software, one of the Fund’s top holdings, also had a big year. The company, which provides systems management software, was a big beneficiary of what people are calling “the data center refresh for virtualization” because BMC’s products are used to automate a lot of these systems management processes. Open Text, a Canadian software company that provides document management, also had a positive impact on the Fund’s performance as its stock put up strong results in 2010. Mentor Graphics was also a notable contributor in the space as the company saw an improvement in its business due to the overall improvement in semiconductor research and development spending. We sold much of the Fund’s position in Mentor Graphics, taking profits when the stock hit our valuation targets.

Within the computers and peripherals industry, Electronics for Imaging, which makes wide format inkjet printers for advertising, was a notable contributor to the Fund’s 2010 performance. EMC was also a strong contributor to the Fund’s results and we sold out of the Fund’s position as it hit our targets. NetApp was also big winner for the Fund in 2010.

The Fund’s semiconductor capital equipment holdings contributed nicely to the Fund’s investment results during the period. The Fund maintained a strong weighting in the group — an overweight as compared to the S&P Index. Names like Novellus, ASML, Lam Research and KLA-Tencor

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  7

Manager Commentary (continued)

all had very strong results throughout the year and the stocks appreciated nicely for the Fund. Broad-based recoveries in capital spending within the semiconductor industry lifted the fortunes of all those companies. The Fund also benefitted from its top position in Synopsys. Synopsys, the leading semiconductor chip design software company, put up strong results as it improved bookings and at the same time did a couple key acquisitions that we believe should position them very well over the next couple years.

We increased our exposure to semiconductor device stocks in 2010. Our semiconductor analysts have gotten more bullish on the durability and sustainability of the semiconductor industry recovery, especially in light of the improvement in world economic conditions and overall corporate capital spending. The improvement in disposable income in developed markets is also a very nice positive for spending on mobile phones and portable computers, increasing chip demand.

Cisco, within the communications equipment industry, was a disappointment for us. The enterprise network infrastructure market, which is what Cisco dominates, rebounded at a slower pace in 2010 than other segments of the technology market. Cisco also has higher exposure to U.S. state and local governments as a percentage of their revenues than most other technology companies. As a result, the company experienced some disappointments with respect to their revenue growth and bookings. Cisco also experienced disappointing results from its cable television set-top boxes amid a more competitive landscape. We reduced the Fund’s weighting in Cisco during the period, though after its negative effect had already impacted Fund results.

We had a few other names that were underperformers for the Fund in 2010, like Amdocs. Amdocs appointed a new CEO during the year. He came onboard and announced that Amdocs was going to ramp up its expenses to try to rev up their revenue growth. In our view, Amdocs is a well run company with a modest valuation. If the new strategy is successful, the stock could be poised for a very strong 2011.

Our future strategy
We believe the smart phone phenomenon will continue to proliferate. We also think tablet computing will become an increasingly important trend.

8  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

While some opine that tablet computers will steal market share from notebook computers, we don’t think it’s going to be as cannibalistic as some think. We view the trend as more additive — that people are going to have increasingly more and more devices that they will use for computing. Each type of device has its specific advantages, so our sense is that consumers will look to use more and more devices. As a result, we’re currently sanguine on the outlook for Apple. We are also not, at present, pessimistic about Intel, Advanced Micro Devices or Microsoft. We think all these companies are still going to perform well. We think Microsoft’s often speculated demise has been prematurely accepted as fact. There is still an ongoing Windows 7 upgrade, which we believe should benefit Microsoft, as well as other industry trends such as data center refreshes and cloud computing.

Overall, we’re constructive on the technology industry. New trends in mobile computing — tablets and smart phones — are still going to be very much ascendant, in our view. At the same time, notebook computers aren’t going away. Obviously there’s a trend of fiscal austerity at the government level, both in Europe and, we believe, increasingly in the U.S., which may have some disruption on some companies. But we believe the overall global economic picture is positive. As a result, it is our view that wide swaths of the technology industry will do just fine. The increased sales of smart phones and tablet computers and the overall proliferation of electronics — particularly with the economic rebound sustaining into 2011 — is going to be very positive for semiconductors, semiconductor capital equipment spending and for chip design software companies such as Synopsys.

That said, we believe valuations in the technology sector are not as attractive as they were a year ago, particularly for companies that provide software as a service. Many of these names appear expensive, so we question their return potential in 2011. The fundamentals of the semiconductor industry have improved overall, however, in response to the increasing demand for smart phones, tablet computers, electronics in automobiles and other electronic gadgets on the whole. We find valuations in semiconductors as being much more modest than is the case in some other areas of technology. We believe areas such as semiconductor equipment, semiconductor devices and chip design

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  9

Manager Commentary (continued)

software appear very modestly valued. We also think some of the large cap names that were flat in 2011 may be poised for better relative performance in 2011.

Paul H. Wick Portfolio Manager	Ajay Diwan Portfolio Manager	John K. Schonberg, CFA® Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fund.

10  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Portfolio of Investments
Dec. 31, 2010
(Percentages represent value of investments compared to net assets)

Investments in Securities

Common Stocks (98.8%)
Issuer	Shares		Value(a)

Aerospace & Defense (2.0%)
General Dynamics Corp.	85,100		$6,038,696

Biotechnology (0.6%)
Gilead Sciences, Inc.	50,400	(b)	1,826,496

Communications Equipment (6.0%)
Cisco Systems, Inc.	292,800	(b)	5,923,344
QUALCOMM, Inc.	251,400		12,441,786

Total			18,365,130

Computers & Peripherals (9.5%)
Apple, Inc.	47,500	(b,d)	15,321,600
Hewlett-Packard Co.	295,900		12,457,390
Toshiba Corp.	293,200	(c)	1,591,868

Total			29,370,858

Electrical Equipment (0.6%)
Nidec Corp.	16,800	(c)	1,694,640

Electronic Equipment, Instruments & Components (2.3%)
Avnet, Inc.	132,600	(b)	4,379,778
Elster Group SE, ADR	42,501	(b,c)	718,267
Jabil Circuit, Inc.	99,000		1,988,910

Total			7,086,955

Health Care Equipment & Supplies (1.3%)
Baxter International, Inc.	66,600		3,371,292
Thoratec Corp.	20,000	(b)	566,400

Total			3,937,692

Internet & Catalog Retail (0.4%)
Amazon.com, Inc.	6,900	(b)	1,242,000

Internet Software & Services (6.0%)
Equinix, Inc.	14,268	(b)	1,159,418
Google, Inc., Class A	18,500	(b)	10,988,444
Open Text Corp.	103,495	(b,c)	4,766,980
SciQuest, Inc.	13,953	(b)	181,529
VeriSign, Inc.	41,300		1,349,271

Total			18,445,642

IT Services (4.9%)
Amdocs Ltd.	523,800	(b,c)	14,388,786
Teradata Corp.	14,400	(b)	592,704

Total			14,981,490

Life Sciences Tools & Services (0.8%)
Life Technologies Corp.	11,600	(b)	643,800
Thermo Fisher Scientific, Inc.	34,200	(b)	1,893,312

Total			2,537,112

Media (0.5%)
Virgin Media, Inc.	58,000		1,579,920

Office Electronics (2.1%)
Xerox Corp.	558,100		6,429,312

Semiconductors & Semiconductor Equipment (19.1%)
Advanced Micro Devices, Inc.	338,364	(b)	2,767,818
Amkor Technology, Inc.	557,888	(b)	4,122,792
ASML Holding NV	199,300	(c)	7,641,162
Intel Corp.	563,300		11,846,198
KLA-Tencor Corp.	235,300		9,091,992
Lam Research Corp.	42,200	(b)	2,185,116
Marvell Technology Group Ltd.	419,021	(b,c)	7,772,840
Novellus Systems, Inc.	198,900	(b)	6,428,448
ON Semiconductor Corp.	87,900	(b)	868,452
Spansion, Inc., Class A	51,775	(b)	1,071,743
Teradyne, Inc.	76,400	(b)	1,072,656
Verigy Ltd.	311,103	(b,c)	4,050,561

Total			58,919,778

Software (42.3%)
Aspen Technology, Inc.	207,296	(b)	2,632,659
BMC Software, Inc.	383,600	(b)	18,082,904
Check Point Software Technologies Ltd.	218,166	(b,c)	10,092,359
JDA Software Group, Inc.	296,600	(b)	8,304,800
McAfee, Inc.	16,700	(b)	773,377

See accompanying Notes to Portfolio of Investments.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  11

Portfolio of Investments (continued)

Common Stocks (continued)
Issuer	Shares		Value(a)

Software (cont.)
Mentor Graphics Corp.	50,952	(b)	$611,424
Micro Focus International PLC	99,889	(c)	605,428
Microsoft Corp.	601,800		16,802,256
Nuance Communications, Inc.	634,000	(b)	11,526,120
Oracle Corp.	404,900		12,673,370
Parametric Technology Corp.	477,568	(b)	10,759,607
Symantec Corp.	947,400	(b)	15,859,476
Synopsys, Inc.	816,484	(b)	21,971,584

Total			130,695,364

Wireless Telecommunication Services (0.4%)
China Mobile Ltd.	127,500	(c)	1,266,469

Total Common Stocks
(Cost: $271,574,752)			$304,417,554

Money Market Fund (2.3%)

Columbia Short-Term Cash Fund, 0.229%	6,981,679	(e,f)	$6,981,679

Total Money Market Fund
(Cost: $6,981,679)			$6,981,679

Total Investments in Securities
(Cost: $278,556,431)(g)			$311,399,233

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc.

Investments in Derivatives

Open Options Contracts Written at Dec. 31, 2010

		Number of	Exercise	Premium	Expiration
Issuer	Puts/Calls	contracts	price	received	date	Value(a)
Apple, Inc.	Call	108	$340	$68,329	Jan. 2011	$40,770
NASDAQ 100 Index	Call	675	2,225	2,946,521	Jan. 2011	2,129,625
NetApp, Inc.	Put	325	47	48,647	March 2011	34,937

Total						$2,205,332

Notes to Portfolio of Investments

ADR	— American Depositary Receipt

(a)	Securities are valued by using policies described in Note 2 to the financial statements.

(b)	Non-income producing.

(c)	Foreign security values are stated in U.S. dollars. At Dec. 31, 2010, the value of foreign securities, excluding short-term securities, represented 17.72% of net assets.

(d)	At Dec. 31, 2010, securities valued at $3,483,648 were held to cover open call options written. See Note 3 and Note 7 to the financial statements.

(e)	At Dec. 31, 2010, cash or short-term securities were designated to cover open put and/or call options written. See Note 3 and Note 7 to the financial statements.

12  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Notes to Portfolio of Investments (continued)

(f)	Affiliated Money Market Fund — See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2010.

(g)	At Dec. 31, 2010, the cost of securities for federal income tax purposes was $278,831,084 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$37,364,765
Unrealized depreciation	(4,796,616)

Net unrealized appreciation	$32,568,149

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  13

Portfolio of Investments (continued)

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Valuation of securities.

14  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of Dec. 31, 2010:

	Fair value at Dec. 31, 2010
	Level 1	Level 2
	quoted prices	other	Level 3
	in active	significant	significant
	markets for	observable	unobservable
Description(a)	identical assets	inputs(b)	inputs	Total
Equity Securities
Common Stocks
Computers & Peripherals	$27,778,990	$1,591,868	$—	$29,370,858
Electrical Equipment	—	1,694,640	—	1,694,640
Software	130,089,936	605,428	—	130,695,364
Wireless Telecommunication Services	—	1,266,469	—	1,266,469
All Other Industries	141,390,223	—	—	141,390,223

Total Equity Securities	299,259,149	5,158,405	—	304,417,554

Other
Affiliated Money Market Fund(c)	6,981,679	—	—	6,981,679

Total Other	6,981,679	—	—	6,981,679

Investments in Securities	306,240,828	5,158,405	—	311,399,233
Derivatives
Liabilities
Options Contracts Written	(2,205,332)	—	—	(2,205,332)

Total	$304,035,496	$5,158,405	$—	$309,193,901

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2010.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  15

Portfolio of Investments (continued)

Fair Value Measurements (continued)

How to find information about the Fund’s quarterly portfolio holdings

(i)	The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii)	The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov;

(iii)	The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv)	The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.937.5449.

16  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Statement of Assets and Liabilities
Dec. 31, 2010

Assets
Investments in securities, at value
Unaffiliated issuers (identified cost $271,574,752)	304,417,554
Affiliated money market fund (identified cost $6,981,679)	6,981,679

Total investments in securities (identified cost $278,556,431)	311,399,233
Cash	475
Dividends receivable	24,526
Receivable for investment securities sold	1,196,429

Total assets	312,620,663

Liabilities
Options contracts written, at value (premiums received $3,063,497)	2,205,332
Payable for investment securities purchased	1,821,164
Accrued investment management services fees	259,922
Accrued Stockholder account and registrar fees	1,010
Accrued administrative services fees	15,595
Accrued Stockholders’ meeting fees	25,600
Other accrued expenses	231,843

Total liabilities	4,560,466

Net assets applicable to outstanding Common Stock	$308,060,197

Represented by
Common Stock — $.01 par value	$150,667
Additional paid-in capital	275,301,727
Excess of distributions over net investment income	(1,615)
Accumulated net realized gain (loss)	(1,091,549)
Unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	33,700,967

Total — representing net assets applicable to outstanding Common Stock	$308,060,197

Shares outstanding applicable to outstanding Common Stock	15,066,671

Net asset value per share of outstanding Common Stock	$20.45

Market price per share of Common Stock	$19.13

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  17

Statement of Operations
Year ended Dec. 31, 2010

Investment income
Income:
Dividends	1,719,620
Income distributions from affiliated money market fund	20,037
Foreign taxes withheld	(4,348)

Total income	1,735,309

Expenses:
Investment management services fees	2,840,305
Stockholder account and registrar fees	13,400
Administrative services fees	170,414
Compensation of board members	8,007
Custodian fees	21,244
Printing and postage	167,025
Professional fees	96,476
Stockholders’ meeting fees	22,400
Other	107,416

Total expenses	3,446,687

Investment income (loss) — net	(1,711,378)

Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Security transactions	25,431,404
Foreign currency transactions	41,582
Options contracts written	(11,009,880)
Increase from payment by affiliate (Note 9)	91,672

Net realized gain (loss) on investments	14,554,778
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	23,548,520

Net gain (loss) on investments and foreign currencies	38,103,298

Net increase (decrease) in net assets resulting from operations	$36,391,920

The accompanying Notes to Financial Statements are an integral part of this statement.

18  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Statements of Changes in Net Assets

Year ended Dec. 31,	2010	2009(a)
Operations and distributions
Investment income (loss) — net	$(1,711,378)	$(230,967)
Net realized gain (loss) on investments	14,554,778	2,295,217
Net change in unrealized appreciation (depreciation) on investments and on translation of assets and liabilities in foreign currencies	23,548,520	10,152,447

Net increase (decrease) in net assets resulting from operations	36,391,920	12,216,697

Distributions to Stockholders from:
Net investment income	(16,837,276)	—
Tax return of capital	(10,769,739)	—

Total distributions to Stockholders	(27,607,015)	—

Capital share transactions
Net proceeds from issuance of shares(b) (545,000 shares and 14,300,000 shares)	10,387,700	272,558,000
Value of shares issued for distributions (216,421 and 0 shares)	4,012,620	—

Increase (decrease) in net assets from capital share transactions	14,400,320	272,558,000

Total increase (decrease) in net assets	23,185,225	284,774,697
Net assets at beginning of year	284,874,972	100,275	(c)

Net assets at end of year	$308,060,197	$284,874,972

Excess of distributions over net income	$(1,615)	$—

(a)	Period from Nov. 30, 2009 (commencement of investment operations) to Dec. 31, 2009.
(b)	Offering costs of $21,800 and $572,000, incurred in connection with the initial offering, have been charged against the proceeds from issuance of shares for the years ended Dec. 31, 2010 and 2009, respectively.
(c)	Columbia Management Investment Advisers, LLC made an investment of capital of $100,275 on Oct. 14, 2009.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  19

Financial Highlights

The Fund’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average Common shares outstanding during the period.

Total return measures the Fund’s performance assuming that investors purchased Fund shares at market price or net asset value as of the beginning of the period, reinvested all their distributions, and then sold their shares at the closing market price or net asset value on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling Fund shares and taxes investors may incur on distributions or on the sale of Fund shares. Total returns are not annualized for periods of less than one year.

20  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

	Year ended Dec. 31,
Per share operating performance	2010		2009(a)
Net asset value, beginning of period	$19.91		$19.10(b	)

Income from investment operations:
Net investment income (loss)	(.11)		(.02)
Net gains (losses) (both realized and unrealized)	2.49		.87
Increase from payment by affiliate	.01		—

Total from investment operations	2.39		.85

Offering costs	(.00	)(c)	(.04)

Less distributions:
Distributions from net investment income	(1.13)		—
Tax return of capital	(.72)		—

Total distributions to Stockholders	(1.85)		—

Net asset value, end of period	$20.45		$19.91

Market price, end of period	$19.13		$20.00

Total return

Based upon net asset value	13.29%	(d)	4.24%	(e)

Based upon market price	5.50%		.00%	(f)

Ratios to average net assets(g)
Total expenses	1.21%		1.22%	(h)

Net investment income (loss)	(.60%	)	(.96%	)(h)

Supplemental data

Net assets, end of period (in millions)	$308		$285

Portfolio turnover rate	102%		8%

(a)	For the period from Nov. 30, 2009 (commencement of investment operations) to Dec. 31, 2009.
(b)	Net asset value, beginning of period, of $19.10 reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.
(c)	Rounds to less than $0.01 per share.
(d)	During the year ended Dec. 31, 2010, the Fund received a payment by affiliate. Had the Fund not received the payment, the total return would have been lower by 0.03%
(e)	Since inception total return for net asset value (NAV) is from the opening of business on Nov. 30, 2009, and includes the 4.50% initial sales load. The NAV price per share of the Fund’s Common Stock at inception was $19.10.
(f)	Since inception total return for market price is based on the initial offering price on Nov. 24, 2009, which was $20.00 per share.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratio.
(h)	Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  21

Notes to Financial Statements

1.	ORGANIZATION

Columbia Seligman Premium Technology Growth Fund, Inc. (formerly known as Seligman Premium Technology Growth Fund, Inc.) (the Fund) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on Sept. 3, 2009, and commenced investment operations on Nov. 30, 2009. The Fund had no investment operations prior to Nov. 30, 2009 other than those relating to organizational matters and the sale to Columbia Management Investment Advisers, LLC (the Investment Manager) of 5,250 common shares (Common Stock) at a cost of $100,275 on Oct. 14, 2009. As of Dec. 31, 2009, the Fund issued 14,300,000 shares of Common Stock, including 13,100,000 shares of Common Stock in its initial public offering and 1,200,000 shares of Common Stock purchased by the Fund’s underwriters pursuant to an over-allotment option granted to the underwriters in connection with the initial public offering. On Jan. 13, 2010, the Fund’s underwriters purchased an additional 545,000 shares of Common Stock pursuant to the over-allotment option, resulting in a total of 14,845,000 shares of Common Stock issued by the Fund in its initial public offering, including shares purchased by the underwriters pursuant to the over-allotment option. With this closing of this additional purchase of Common Stock, the Fund’s total raise-up in its initial public offering was an aggregate of $296.9 million. The Fund has one billion authorized shares of Common Stock which trades on the New York Stock Exchange (NYSE) under the symbol “STK”.

The Fund’s investment objectives are to seek growth of capital and current income. Under normal market conditions, the Fund’s investment program will consist primarily of (i) investing in a portfolio of equity securities of technology and technology-related companies that seeks to exceed the total return, before fees and expenses, of the S&P North American Technology Sector Index® and (ii) writing call options on the NASDAQ 100 Index®, an unmanaged index that includes the largest and most active non-financial domestic and international companies listed on the Nasdaq Stock Market, or its exchange-traded fund equivalent (the NASDAQ 100) on a month-to-month basis, with an aggregate notional amount typically ranging from 25% to 90% of the underlying value of the Fund’s holdings of Common Stock. The Fund expects to generate current income from premiums received from writing call options on the NASDAQ 100. The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection as further described below in Note 3 to the financial statements — Derivatives Instruments.

22  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

The Fund currently has outstanding Common Stock. Each outstanding share of Common Stock entitles the holder thereof to one vote on all matters submitted to a vote of the Common Stockholders, including the election of directors. Because the Fund has no other classes or series of stock outstanding, Common Stock possesses exclusive voting power. All of the Fund’s shares of Common Stock have equal dividend, liquidation, voting and other rights. The Fund’s Common Stockholders have no preference, conversion, redemption, exchange, sinking fund, or appraisal rights and have no preemptive rights to subscribe for any of the Fund’s securities.

Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to use leverage to increase its investments or for other management activities through the issuance of preferred shares (Preferred Stock) and/or borrowings. The costs of issuing Preferred Stock and/or a borrowing program would be borne by holders of Common Stock (Common Stockholders) and consequently would result in a reduction of net asset value of Common Stock.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day of the NYSE. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The policy adopted by the Fund’s Board of Directors (the Board) generally contemplates the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  23

Notes to Financial Statements (continued)

security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

Foreign currency exchange contracts are marked-to-market daily based upon foreign currency exchange rates provided by a pricing service.

Foreign currency translations
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

Guarantees and indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their

24  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes
The Fund’s policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its income taxable (which includes net short-term capital gains) to Common Stockholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

Foreign capital gains taxes
Realized gains in certain countries may be subject to foreign taxes at the Fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

Dividends to Stockholders
In November 2010, the Fund paid its first dividend under the Fund’s new, managed distribution policy adopted by the Fund’s Board. Prior to the managed distribution policy, the Fund paid distributions pursuant to a level rate distribution policy. Under its former distribution policy and consistent with the 1940 Act, as amended, the Fund could not distribute long-term capital gains, as defined in the Internal Revenue Code of 1986, more often than once in any one taxable year. In October 2010, the Fund received exemptive relief from the Securities and Exchange Commission that permits the Fund to distribute long-term capital gains more often than once in any one taxable year. After consideration by the Fund’s Board, the Fund adopted the current managed distribution policy which allows the Fund to make periodic distributions of long-term capital gains.

Under its managed distribution policy, the Fund intends to make quarterly distributions to Common Stockholders at a rate that reflects the past and projected performance of the Fund. The Fund expects to receive all or some of its current income and gains from the following sources: (i) dividends received by the Fund that are paid on the equity and equity-related securities in its portfolio; and (ii) capital gains (short-term and long-term) from option premiums and the sale of portfolio securities. It is possible that the Fund’s distributions will at times exceed the earnings and profits of the Fund and therefore all or a portion of such distributions may constitute a return of capital as described below. A return of

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  25

Notes to Financial Statements (continued)

capital is a return of a portion of an investor’s original investment. A return of capital is not taxable, but it reduces a Stockholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the Stockholder of his or her shares. Distributions may vary, and the Fund’s distribution rate will depend on a number of factors, including the net earnings on the Fund’s portfolio investments and the rate at which such net earnings change as a result of changes in the timing of, and rates at which, the Fund receives income from the sources described above. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund.

The Board may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including, but not limited to, as the Fund’s portfolio and market conditions change, the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains. Over time, the Fund will distribute all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain.

Dividends and other distributions to Stockholders are recorded on ex-dividend dates.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3.	DERIVATIVE INSTRUMENTS

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. The Fund seeks to cushion downside volatility and produce current income through a rules-based call option writing strategy on the NASDAQ 100 on a month-to-month basis, with an aggregate notional amount typically ranging from 25% to 90% of the underlying value of the Fund’s holdings of common stock (the Rules-based Option Strategy). In addition to the Rules-based Option Strategy, the Fund may write additional

26  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

calls with aggregate notional amounts of up to 25% of the value of the Fund’s holdings in common stocks (to a maximum of 90% when aggregated with the call options written pursuant to the Rules-based Option Strategy) when call premiums are attractive relative to the risk of the price of the NASDAQ 100. The Fund may also close (or buy back) a written call option if the Investment Manager believes that a substantial amount of the premium (typically, 70% or more) to be received by the Fund has been captured before exercise, potentially reducing the call position to 0% of total equity until additional calls are written.

The Fund may also seek to provide downside protection by purchasing puts on the NASDAQ 100 when premiums on these options are considered by the Investment Manager to be low and, therefore, attractive relative to the downside protection provided.

The Fund may also buy or write other call and put options on securities, indices, ETFs and market baskets of securities to generate additional income or return or to provide the portfolio with downside protection. In this regard, options may include writing “in-” or “out-of-the-money” put options or buying or selling options in connection with closing out positions prior to expiration of any options. However, the Fund does not intend to write “naked” call options on individual stocks (i.e., selling a call option on an individual security not owned by the Fund) other than in connection with implementing the options strategies with respect to the NASDAQ 100. The put and call options purchased, sold or written by the Fund may be exchange-listed or over-the-counter (OTC).

Investments in derivative instruments may expose the Fund to certain additional risks, including those detailed below.

Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities.

The market values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  27

Notes to Financial Statements (continued)

possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Options
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. The Fund bought and wrote options traded on U.S. exchanges or in the over-the-counter (OTC) markets to seek to decrease the Fund’s exposure to equity risk and to increase return an investments and facilitate buying and selling of securities for investments. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call or purchased put option, or the purchase cost for a written put or purchased call option, is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund’s maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under the contract. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts. The maximum payout amount was $1,527,500 at Dec. 31, 2010.

28  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Effects of derivative transactions on the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Fair values of derivative instruments at Dec. 31, 2010

	Liability derivatives
	Statement of Assets
Risk exposure category	and Liabilities location	Fair value
Equity contracts	Options contracts written, at value	$2,205,332

Effect of derivative instruments in the Statement of Operations for the year ended Dec. 31, 2010

Amount of realized gain (loss) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Options	Total
Equity contracts	$—	$(9,322,984)	$(9,322,984)

Foreign exchange contracts	(20,835)	—	(20,835)

Total	$(20,835)	$(9,322,984)	$(9,343,819)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
	Forward foreign
	currency exchange
Risk exposure category	contracts	Options	Total
Equity contracts	$—	$3,820,651	$3,820,651

Foreign exchange contracts	—	—	—

Total	$—	$3,820,651	$3,820,651

Volume of derivative activity
Forward foreign currency exchange contracts
At Dec. 31, 2010, the Fund had no outstanding forward foreign currency exchange contracts. The average gross notional amount of forward foreign currency exchange contracts opened, and subsequently closed, was $331,000 for the year ended Dec. 31, 2010.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  29

Notes to Financial Statements (continued)

Options
The gross notional amount of short contracts outstanding was approximately $78.0 million at Dec. 31, 2010. The monthly average gross notional amount for these contracts was $57.9 million for the year ended Dec. 31, 2010. The fair value of such contracts at Dec. 31, 2010 is set forth in the table above.

4.	EXPENSES

Investment management services fees
Under an Investment Management Services Agreement between the Investment Manager and the Fund (the Management Agreement), the Investment Manager determines on behalf of the Fund which securities will be purchased, held or sold. Under the Management Agreement, the Fund will pay the Investment Manager a management fee, payable on a monthly basis, at an annual rate equal to 1.00% of the Fund’s average daily Managed Assets. “Managed Assets” means the net asset value of the Fund’s outstanding Common Stock plus the liquidation preference of any issued and outstanding Preferred Stock of the Fund and the principal amount of any borrowings used for leverage.

Administrative services fees
Under an Administrative Services Agreement, the Fund pays the Fund Administrator an annual fee for administration and accounting services equal to 0.06% of the Fund’s average daily Managed Assets. Prior to Jan. 1, 2011, Ameriprise Financial, Inc. served as the Fund Administrator. Since Jan. 1, 2011, Columbia Management Investment Advisers, LLC has served as the Fund Administrator.

Other fees
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2010, other expenses paid to this company were $377.

Compensation of board members
Under a Deferred Compensation Plan (the Plan), the board members who are not “interested persons” of the Fund as defined under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or certain other funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

30  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Organization expenses and offering costs
The Investment Manager paid all organization expenses of the Fund.

With respect to the Fund’s initial public offering, the Investment Manager paid all offering costs (other than sales load) that exceed $0.04 per share of Common Stock. The Fund paid offering costs of $21,800 and $572,000 from the proceeds of the initial public offering costs for the periods ended Dec. 31, 2010 and Dec. 31, 2009, respectively. Offering costs paid by the Fund were charged as a reduction of paid-in capital at the completion of the Fund offering.

5.	SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $284,302,269 and $309,072,840, respectively, for the year ended Dec. 31, 2010. Realized gains and losses are determined on an identified cost basis.

6.	DIVIDEND INVESTMENT PLAN AND STOCK REPURCHASE PROGRAM

The Fund, in connection with its Dividend Investment Plan (the Plan), issues shares of its own Common Stock, as needed, to satisfy Plan requirements. A total of 216,421 shares were issued to Plan participants during the year ended Dec. 31, 2010 for proceeds of $4,012,620, a weighted average discount of 0.72% from the net asset value of those shares.

Pursuant to the Plan, unless a Common Stockholder elects otherwise, all cash dividends, capital gains distributions, and other distributions are automatically reinvested in additional Common Stock. If you hold your shares in street name or other nominee (i.e., through a broker), you should contact them to determine their policy, as the broker firm’s policy with respect to Fund distributions may be to default to a cash payment. Common Stockholders who elect not to participate in the Plan (including those whose intermediaries do not permit participation in the Plan by their customers) will receive all dividends and distributions payable in cash directly to the Common Stockholder of record (or, if the shares of Common Stock are held in street or other nominee name, then to such nominee). Common Stockholders may elect not to participate in the Plan and to receive all distributions of dividends and capital gains or other distributions in cash by sending written instructions to American Stock Transfer & Trust Company, LLC (AST), 59 Maiden Lane Plaza Level, New York, New York 10038. Participation in the Plan may be terminated or resumed at any time without penalty by written notice if received by AST, prior to the record date for the next distribution. Otherwise, such termination or resumption will be effective with respect to any subsequently declared distribution.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  31

Notes to Financial Statements (continued)

Under the Plan, Common Stockholders receive shares of Common Stock in lieu of cash distributions unless they have elected otherwise as described above. Common Stock will be issued in lieu of cash by the Fund from previously authorized but unissued Common Stock. If the market price of a share on the ex-dividend date of such a distribution is at or above the Fund’s net asset value per share on such date, the number of shares to be issued by the Fund to each Common Stockholder receiving shares in lieu of cash distributions will be determined by dividing the amount of the cash distribution to which such Common Stockholder would be entitled by the greater of the net asset value per share on such date or 95% of the market price of a share on such date. If the market price of a share on such an ex-dividend date is below the net asset value per share, the number of shares to be issued to such Common Stockholders will be determined by dividing such amount by the per share market price. The issuance of Common Stock at less than net asset value per share will dilute the net asset value of all Common Stock outstanding at that time. Market price on any day means the closing price for the Common Stock at the close of regular trading on the NYSE on such day or, if such day is not a day on which the Common Stock trades, the closing price for the Common Stock at the close of regular trading on the immediately preceding day on which trading occurs.

The Fund, under its stock repurchase program, currently intends to make open market purchases of its Common Stock from time to time when the Fund’s Common Stock is trading at a discount to its net asset value, in an amount approximately sufficient to offset the growth in the number of shares of Common Stock issued as a result of the reinvestment of the portion of its distributions to Common Stockholders that are attributable to distributions received by the Fund from its underlying portfolio investments less fund expenses. No shares were purchased in the open market during the year ended Dec. 31, 2010.

The Fund reserves the right to amend or terminate the Plan as applied to any distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such distribution. There are no service or brokerage charges to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable to the Fund by the participants. The Fund reserves the right to amend the Plan to provide for payment of brokerage fees by Plan participants in the event the Plan is changed to provide for open market purchases of Common Stock on behalf of Plan participants. All correspondence concerning the Plan should be directed to AST.

32  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

7.	OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written during the year ended Dec. 31, 2010, were as follows:

	Calls		Puts
	Contracts	Premiums	Contracts	Premiums
Balance Dec. 31, 2009	933	$2,586,498	236	$444,556
Opened	11,244	30,667,676	5,829	837,645
Closed	(11,024)	(29,130,069)	(4,755)	(1,074,526)
Exercised	—	—	(374)	(96,930)
Expired	(370)	(1,109,255)	(611)	(62,098)

Balance Dec. 31, 2010	783	$3,014,850	325	$48,647

8.	AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in Columbia Short-Term Cash Fund (formerly known as RiverSource Short-Term Cash Fund), a money market fund established for the exclusive use of certain funds managed by the Investment Manager and other institutional clients of the Investment Manager. The cost of the Fund’s purchases and proceeds from sales of shares of Columbia Short-Term Cash Fund aggregated $173,901,141 and $173,771,698, respectively, for the year ended Dec. 31, 2010. The income distributions received with respect to the Fund’s investment in Columbia Short-Term Cash Fund can be found in the Statement of Operations and the Fund’s invested balance in Columbia Short-Term Cash Fund at Dec. 31, 2010, can be found in the Portfolio of Investments.

9.	PAYMENT BY AFFILIATE

During the year ended Dec. 31, 2010, the Investment Manager voluntarily reimbursed the Fund $91,672 for a loss on a trading error.

10.	FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of options contracts, foreign currency transactions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  33

Notes to Financial Statements (continued)

Some of the Fund’s investments and positions may be subject to special tax rules that may change the normal treatment of income, gains and losses recognized by the Fund (for example, the calls written by the Fund on the NASDAQ 100, investments in futures transactions or non-U.S. corporations classified as “passive foreign investment companies”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund, and may increase the amount of taxes payable by Common Stockholders.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $18,547,039 and accumulated net realized gain has been decreased by $17,943,088 resulting in a net reclassification adjustment to decrease paid-in capital by $603,951.

The tax character of distributions paid for the years indicated was as follows:

Year ended Dec. 31,	2010	2009
Ordinary income	$16,837,276	$—
Long-term capital gain	—	—
Tax return of capital	10,769,739	—

At Dec. 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed accumulated long-term gain	—
Accumulated realized loss	—
Unrealized appreciation (depreciation)	32,607,803

For the year ended Dec. 31, 2010, $603,951 of capital loss carry-over was utilized.

11.	RISKS RELATING TO CERTAIN INVESTMENTS

Non-diversification risk
The Fund is non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the Fund’s performance, the Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

34  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Technology and technology-related investment risk
The Fund invests a substantial portion of its assets in technology and technology-related companies. The market prices of technology and technology-related stocks tend to exhibit a greater degree of market risk and price volatility than other types of investments. These stocks may fall rapidly in and out of favor with investors, which may cause sudden selling and dramatically lower market prices. These stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect technology and technology-related companies. In such an environment, those companies with high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies’ market prices. Further, those technology or technology-related companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Fund. Finally, the Fund may be susceptible to factors affecting the technology and technology-related industries, and the Fund’s net asset value may fluctuate more than a fund that invests in a wider range of industries. Technology and technology-related companies are often smaller and less experienced companies and may be subject to greater risks than larger companies, such as limited product lines, markets and financial and managerial resources. These risks may be heightened for technology companies in foreign markets.

Small and mid-cap companies risk
The Fund may invest all or a substantial portion of its assets in companies whose market capitalization is considered small or mid-cap. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small and mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like. Smaller-company stocks, as a whole, may experience larger price fluctuations than large-company stocks or other types of investments. During

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  35

Notes to Financial Statements (continued)

periods of investor uncertainty, investor sentiment may favor large, well-known companies over small, lesser-known companies. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks.

Writing call options risk
A principal aspect of the Fund’s investment strategy involves writing call options on the NASDAQ 100. This part of the Fund’s strategy subjects the Fund to certain additional risks. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.

The Fund intends to write call options on the NASDAQ 100; however, it does not intend to have a portfolio of securities that mirrors the securities in the NASDAQ 100. As a result, during a period when the Fund has outstanding call options written on the NASDAQ 100, the NASDAQ 100 may appreciate to a greater extent than the securities in the Fund’s portfolio. If the call options are exercised in these circumstances, the Fund’s loss on the options will be greater because it will be paying the option holder not only an amount effectively representing appreciation on securities in its own portfolio but also an amount representing the greater appreciation experienced by the securities in the NASDAQ 100 that the Fund does not own. If, at a time these call options may be exercised, the securities underlying these options have market values above the exercise price, then these call options will be exercised and the Fund will be obligated to deliver to the option holder either the securities underlying these options or to deliver the cash value of those securities, in exchange for which the option holder will pay the Fund the exercise price. In either case, the Fund will incur losses to the extent the market value of the underlying securities exceed the sum of the premium the Fund received from writing the call options and the exercise price of the call options, which loss may be very substantial.

To the extent all or part of the Fund’s call options are covered, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss should the price of the underlying security decline below the exercise price

36  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

minus the option premium received. The writer of an exchange-listed option on a security has no control over when during the exercise period of the option (which may be a single day or multiple days) it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it would be obligated to deliver the underlying security at the exercise price. Thus, the writing of call options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values and will limit the amount of appreciation the Fund can realize above the exercise price of an option.

The Fund may be required to sell investments from its portfolio to effect cash settlement (or transfer ownership of a stock or other instrument to physically settle) on any written call options that are exercised. Such sales (or transfers) may occur at inopportune times, and the Fund may incur transaction costs that increase the expenses borne by Common Stockholders. The Fund may sell written call options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its options strategies will be effective. Moreover, OTC options may provide less favorable tax treatment than listed options.

The value of options may be adversely affected if the market for such options becomes less liquid or smaller. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, in the case of a call option written, by buying the option back. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (OCC) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options will be more limited than with exchange-traded

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  37

Notes to Financial Statements (continued)

options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, changes in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions.

Options risk
The Fund engages in transactions in options on securities, indices, exchange-traded funds and market baskets of securities on exchanges and in the OTC markets. In general, exchange-traded options have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such options is guaranteed by the exchange or a related clearing corporation. OTC options have more flexible terms negotiated between the buyer and the seller, but generally do not require the parties to post margin and are subject to greater credit risk. OTC options also involve greater liquidity risk.

38  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on the types of securities or instruments that may be held by the Fund, provided that such put options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. In exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed-upon exercise price if the securities or instruments decrease below the exercise price of the option. The Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option.

Foreign securities risk
The Fund may invest up to 25% of its Managed Assets in securities of companies organized outside the United States. Investments in foreign securities involve certain risks not associated with investments in U.S. companies. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities are often volatile and trading costs are higher. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payments of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Generally, there is less publicly available information about foreign companies due to less rigorous disclosure or accounting standards and regulatory practices. In addition, the Fund will be subject to risks associated with adverse political and economic

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  39

Notes to Financial Statements (continued)

developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities.

The Fund may invest in securities of issuers located or doing substantial business in “emerging markets” (lesser developed countries). Because of the less developed markets and economics and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets. These risks include a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

12.	SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund’s financial statements.

13.	INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as legacy RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery.

40  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  41

Notes to Financial Statements (continued)

Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

42  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Columbia Seligman Premium Technology Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Seligman Premium Technology Growth Fund, Inc. (formerly known as Seligman Premium Technology Growth Fund, Inc.) (the Fund) as of December 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from November 30, 2009 (commencement of investment operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  43

Report of Independent Registered Public Accounting Firm (continued)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Columbia Seligman Premium Technology Growth Fund, Inc. at December 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from November 30, 2009 (commencement of investment operations) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota
February 23, 2011

44  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Federal Income Tax Information
(Unaudited)

The Fund is required by the Internal Revenue Code of 1986 to tell its Stockholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Stockholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended Dec. 31, 2010

Income distributions – the Fund designates the following tax attributes for distributions:

Qualified Dividend Income for individuals	10.00%
Dividends Received Deduction for corporations	8.92%
U.S. Government Obligations	0.00%

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to Stockholders on the sale of shares.

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  45

Board Members and Officers

Stockholders elect a Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund’s Board members. Each Board member oversees 145 Columbia, RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next Board meeting after he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

Independent Board Members

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since October 2009	Chief Justice, Minnesota Supreme Court, 1998-2006; Attorney	None

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since October 2009	President, Springboard — Partners in Cross Cultural Leadership (consulting company)	None

Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 60	Board member since October 2009	Trustee Professor of Economics and Management, Bentley University; former Dean, McCallum Graduate School of Business, Bentley University	None

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 76	Board member since October 2009	Attorney and Consultant	None

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 72	Chair of the Board and Board member since October 2009	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems)

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 67	Board member since October 2009	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997	None

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since October 2009	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	None

46  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Independent Board Members (continued)

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 69	Board member since October 2009	Counsel, Lewis & Munday, P.C. since 1987; Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc. (digital imaging); Infinity, Inc. (oil and gas exploration and production); OGE Energy Corp. (energy and energy services)

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since October 2009	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Aquila Biopharmaceuticals	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs)

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  47

Board Members and Officers (continued)

Board Member Affiliated with the Investment Manager*

Name,	Position held		Other present or
address,	with Fund and	Principal occupation	past directorships
age	length of service	during past five years	(within past 5 years)
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 50	Board member since October 2009 and Vice President since September 2009	Chairman of the Board, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Chief Executive Officer, U.S. Asset Management & President — Annuities, Ameriprise Financial, Inc. since May 2010 (previously President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010 and Senior Vice President — Chief Investment Officer, 2001-2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since May 2010 (previously Chairman of the Board and Chief Executive Officer, 2008-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006	None

*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

48  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund’s other officers are:

Fund Officers

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
J. Kevin Connaughton One Financial Center Boston, MA 02111 Age 46	President since May 2010	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds since 2009 (previously Senior Vice President and Chief Financial Officer, June 2008 — January 2009); President, Atlantic Funds and Nations Funds since 2009; Managing Director of Columbia Management Advisors, LLC, December 2004 — April 2010; Treasurer, Columbia Funds, October 2003 — May 2008; Treasurer, the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000 — December 2006

Amy K. Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since September 2009	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since May 2010 (previously Chief Administrative Officer, 2009 — April 2010 and Vice President — Asset Management and Trust Company Services, 2006-2009 and Vice President — Operations and Compliance, 2004-2006); Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Director of Product Development — Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Michael G. Clarke One Financial Center Boston, MA 02111 Age 41	Treasurer since January 2011	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisers, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  49

Board Members and Officers (continued)

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474 Age 51	Vice President, General Counsel and Secretary since September 2009	Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010 and Vice President — Asset Management Compliance, 2004-2005); Senior Vice President, Secretary and Chief Legal Officer, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Michael A. Jones 100 Federal Street Boston, MA 02110 Age 51	Vice President since May 2010	Director and President, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC, 2007 — April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc., 2006 — April 2010; former Co-President and Senior Managing Director, Robeco Investment Management

Colin Moore One Financial Center Boston, MA 02111 Age 52	Vice President since May 2010	Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Senior Vice President, Atlantic Funds, Columbia Funds and Nations Funds since May 2010; Manager, Managing Director and Chief Investment Officer, Columbia Management Advisors, LLC, 2007- April 2010; Head of Equities, Columbia Management Advisors, LLC, 2002-Sept. 2007

Linda Wondrack One Financial Center Boston, MA 02111 Age 46	Chief Compliance Officer since May 2010	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds since 2007; Senior Vice President and Chief Compliance Officer, Atlantic Funds and Nations Funds since 2007; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, June 2005 — April 2010

50  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Fund Officers (continued)

Name,	Position held
address,	with funds and	Principal occupation
age	length of service	during past five years
Neysa M. Alecu 2934 Ameriprise Financial Center Minneapolis, MN 55474 Age 47	Money Laundering Prevention Officer and Identity Theft Prevention Officer since September 2009	Vice President — Compliance, Ameriprise Financial, Inc. since 2008; Anti-Money Laundering Officer and Identity Theft Prevention Officer, Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) since 2008; Anti-Money Laundering Officer, Ameriprise Financial, Inc. since 2005; Compliance Director, Ameriprise Financial, Inc., 2004-2008

COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT  51

Proxy Voting

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures that can be found by visiting columbiamanagement.com. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at www.sec.gov.

52  COLUMBIA SELIGMAN PREMIUM TECHNOLOGY GROWTH FUND — 2010 ANNUAL REPORT

Columbia Seligman Premium Technology Growth Fund
(formerly known as Seligman Premium Technology Growth Fund)
734 Ameriprise Financial Center
Minneapolis, MN 55474

columbiamanagement.com

You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. You can obtain the Fund’s most recent periodic reports and other regulatory filings by contacting your financial advisor or American Stock Transfer & Trust Company at 800.937.5449. These reports and other filings can also be found on the Securities and Exchange Commission’s EDGAR Database. You should read these reports and other filings carefully before investing.
©2011 Columbia Management Investment Advisers, LLC	SL-9922 E (3/11)

Item 2.	Code of Ethics.
(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.
(c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.
The Registrant’s board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.	Principal Accountant Fees and Services
(a)	Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Columbia Seligman Premium Technology Growth Fund, Inc. were as follows:

2010: $34,987	2009: $58,225
(b)	Audit-Related Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant related to the semiannual financial statement review and other consultations and services required to complete the audit for Columbia Seligman Premium Technology Growth Fund, Inc. were as follows:

2010: $375	2009: $10,375
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to an internal controls review performed initially in 2010 were as follows:

2010: $96,000	2009: $0
(c)	Tax Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax compliance related services rendered to Columbia Seligman Premium Technology Growth Fund, Inc. were as follows:

2010: $4,044	2009: $3,498
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for tax services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee related to tax consulting services and a subscription to a tax database were as follows:

2010: $95,840	2009: $60,000
(d)	All Other Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for additional professional services rendered to Columbia Seligman Premium Technology Growth Fund, Inc. were as follows:

2010: $0	2009: $0
The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP for other services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the registrant’s audit committee were as follows:

2010: $0	2009: $0
(e)	(1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the registrant’s audit committee.
(e)	(2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the registrant’s audit committee.
(f)	Not applicable.
(g)	Non-Audit Fees. The fees for the years ended Dec. 31 indicated below, charged by Ernst & Young LLP to the registrant for non-audit fees and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

2010: $2,970,220	2009: $812,559
(h)	100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource/Columbia Mutual Funds Audit Committee.

Item 5.	Audit Committee of Listed Registrants. Not applicable.

Item 6.	Investments.
(a)	The registrant’s “Schedule 1 — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.
(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Proxy Voting
General guidelines, policies and procedures
These Proxy Voting Policies and Procedures apply only to the funds and portfolios (the “Funds”) that historically bore the RiverSource or Seligman brands, including those renamed to bear the “Columbia” brand effective September 27, 2010.
The Funds uphold a long tradition of supporting sound and principled corporate governance. For more than 30 years, the Funds’ Boards of Trustees/Directors (“Board”), which consist of a majority of independent Board members, has determined policies and voted proxies. The Funds’ investment manager and administrator, Columbia Management Investment Advisers, LLC (“Columbia Management”), provide support to the Board in connection with the proxy voting process.
General Guidelines
The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:
Election of Directors
•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•	In a routine election of directors, the Board will generally vote with the recommendations of the company’s nominating committee because the Board believes that nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will generally also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have exhibited poor governance such as involvement in options backdating, financial restatements or material weaknesses in control, approving egregious compensation or have consistently disregarded the interests of shareholders.

•	The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and in the absence of majority voting, generally will support cumulative voting.

•	Votes in a contested election of directors are evaluated on a case-by-case basis.
Defense mechanisms
The Board generally supports proposals eliminating provisions requiring supermajority approval of certain actions. The Board generally supports proposals to opt out of control share acquisition statutes and proposals restricting a company’s ability to make greenmail payments. The Board reviews management proposals submitting shareholder rights plans (poison pills) to shareholders on a case-by-case basis,
Auditors
The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a company’s recommendation for auditor, including, for example, auditor involvement in significant financial restatements, options backdating, conflicts of interest, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.
Management compensation issues
The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board generally votes for plans if they are reasonable and consistent with industry and country standards and against plans that it believes dilute shareholder value substantially.
The Board generally favors minimum holding periods of stock obtained by senior management pursuant to equity compensation plans and will vote against compensation plans for executives that it deems excessive.
Social and corporate policy issues
The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our Fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors. The Board generally abstains or votes against these proposals.
Policy and Procedures
The policy of the Board is to vote all proxies of the companies in which a Fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (defined below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to address any conflicts between interests of a Fund’s shareholders and those of Columbia Management or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.
The administration of the proxy voting process is handled by the Columbia Management Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. The Proxy Team may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the Proxy Team relies on Columbia Management investment personnel (or the investment personnel of a Fund’s subadviser(s)) and information obtained from an independent research firm. The Proxy Team makes the recommendation in writing. The Board Chair or other Board members who are independent from the investment manager will consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.
On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.
The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a Fund votes against management’s recommendation (except when withholding votes from a nominated director), the Board generally sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).
Voting in countries outside the United States (non-U.S. countries)
Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the Funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.
Securities on loan
The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the Funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor Columbia Management assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the Funds’ ownership position is more significant, the Board has established a guideline to direct Columbia Management to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the Funds, or any potential adverse administrative effects to the Funds, of not recalling such securities.
Investment in affiliated funds
Certain Funds may invest in shares of other funds managed by Columbia Management (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. In general, the proxy policy of the Funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, the policy of the Funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders; provided, however, that if there are no direct public shareholders of an underlying fund or if direct public shareholders represent only a minority interest in an underlying fund, the Fund may cast votes in accordance with instructions from the independent members of the Board.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Other Accounts Managed
			Approximate		Ownership	Potential
		Number and type	Total Net Assets	Performance	of Fund	Conflicts	Structure of
Fund	Portfolio Manager	of account	(excluding the fund)	Based Accounts	Shares	of Interest	Compensation

For fiscal period ending December 31
Columbia	Paul Wick	6 RICs	$4.85 billion	None	None	(1)	(A)
Seligman		5 PIVs	$2.04 billion
Premium		5 other accounts	$299.97 million
Technology	Ajay Diwan	6 RICs	$4.85 billion	None	None	(1)	(A)
Growth		5 PIVs	$2.04 billion
		8 other accounts	$296.8 million
	John K. Schonberg	3 RICs	$1.72 billion	2 RICs ($1.58 B)	$100,000-$500,000	(1)	(B)
		2 PIVs	$32.15 million
		6 other accounts	$1.64 million
Potential Conflicts of Interest:
(1)	Portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, the investment manager monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.
The investment manager has a fiduciary responsibility to all of the clients for which it manages accounts. The investment manager seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. The investment manager has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.
In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.
Structure of Compensation:
(A)	Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual cash bonus, and in some instances the base salary, are paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. The bonus pool is determined by a percentage of the management fees on the accounts managed by the portfolio managers, including the fund. The percentage of management fees that fund the bonus pool is based on the short term (typically one-year) and long-term (typically three-year and five-year) performance of those accounts in relation to the relevant peer group universe. Funding for the bonus pool may also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers. Columbia Management portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other Columbia Management employees. Depending upon their job level, Columbia Management portfolio managers may also be eligible for other benefits or perquisites that are available to all Columbia Management employees at the same job level.
(B)	Portfolio managers received all of their compensation in the form of salary, bonus, stock options, restricted stock, and notional investments through an incentive plan, the value of which is measured by reference to the performance of the funds in which the account is invested. A portfolio manager’s bonus is variable and generally is based on (1) an evaluation of the portfolio manager’s investment performance and (2) the results of a peer and/or management review of the portfolio manager, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the investment manager generally considers the one, three and five year performance of mutual funds and other accounts managed by the portfolio manager relative to applicable benchmarks and peer groups, emphasizing the portfolio manager’s three and five year performance. The investment manager also may consider a portfolio manager’s performance in managing client assets in sectors and industries assigned to the portfolio manager as part of his/her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group’s overall investment performance.
The size of the overall bonus pool each year depends on, among other factors, the levels of compensation generally in the investment management industry (based on market compensation data) and the investment manager’s profitability for the year, which is largely determined by assets under management.
Exceptions to this general compensation approach exist for certain teams and individuals.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. None.

Item 10.	Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.
(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.
(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit99.CERT.
         (a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.
Rule 19a-1 notice, is attached as Exhibit 99.1.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Columbia Seligman Premium Technology Growth Fund, Inc.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	February 23, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ J. Kevin Connaughton J. Kevin Connaughton
President and Principal Executive Officer

Date	February 23, 2011

By	/s/ Michael G. Clarke Michael G. Clarke
Treasurer and Principal Financial Officer

Date	February 23, 2011